SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Apr. 01, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations - As of April 1, 2012, Benihana Inc., including our wholly-owned subsidiaries (“we,” “our” or “us”), owned and operated 62 Benihana teppanyaki restaurants, 25 RA Sushi restaurants and eight Haru restaurants. We also had 16 franchised Benihana teppanyaki restaurants as of April 1, 2012. Benihana National Corp., our subsidiary, owns the right to operate, license and develop restaurants using the Benihana name and trademarks in the United States, Central and South America and the Caribbean islands. We also own the United States trademarks and worldwide development rights to the names “Haru” and “RA” and related trademarks.

Basis of Presentation - The consolidated financial statements include the assets, liabilities and results of operations of our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Fiscal year - We have a 52/53-week fiscal year. Our fiscal year ends on the Sunday within the dates of March 26 through April 1. The fiscal year is divided into 13 four-week periods. Because of the odd number of periods, our first fiscal quarter consists of 4 periods totaling 16 weeks and each of the remaining three quarters consists of 3 periods totaling 12 weeks each. In the event of a 53-week year, the additional week is included in the fourth quarter of the fiscal year. This operating calendar provides us with a consistent number of operating days within each period as well as ensures that certain significant holidays occur consistently within the same fiscal quarters. Because of the differences in length of fiscal quarters, however, results of operations between the first quarter and the later quarters of a fiscal year are not comparable. Fiscal year 2012 consisted of 53 weeks, and fiscal years 2011 and 2010 each consisted of 52 weeks.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual amounts could differ from those estimates.

Cash and Cash Equivalents - We consider all highly liquid investment instruments purchased with an initial maturity of three months or less to be cash equivalents. Amounts receivable from third-party credit card processors of $4.7 million and $4.5 million as of April 1, 2012 and March 27, 2011, respectively, are also considered cash equivalents because they are both short-term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Cash and Cash Equivalents, Restricted – Certain cash amounts included in our consolidated cash and cash equivalents are in accounts that are restricted to funding payment of vacation and health benefits related to the Benihana Voluntary Employee Benefit Association Plan. The liabilities associated with such benefits are also included in our accompanying consolidated balance sheets.

Inventories - Inventories, which consist principally of restaurant operating supplies and food and beverage, are stated at the lower of cost (first-in, first-out method) or market.

Investment securities, available for sale - We maintain investments in certain publicly traded mutual funds that invest in debt and equity securities. We invest in these mutual funds to mirror and track the performance of the elections made by employees that participate in our deferred compensation plan. These investments are held in trust in accordance with the deferred compensation plan and are restricted for payment of plan expenses and benefits to the participants. These mutual fund investments are classified as available for sale and are carried at fair value with unrealized gains and losses reflected as a separate component of stockholders’ equity. These investments have no stated maturities.

Accounting for Long-Lived Assets - Property and equipment are stated at cost. We capitalize all direct costs incurred to construct restaurants. Upon opening, these costs are depreciated and charged to expense based upon their useful life classification. Rent expense incurred during the construction period is not capitalized but is charged to restaurant opening costs. The amount of interest capitalized in connection with restaurant construction was less than $0.1 million in each of fiscal years 2011 and 2010. We did not have any capitalizable interest expense during the construction periods of fiscal year 2012.

We periodically assess the potential impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. We consider a history of consistent and significant negative comparable restaurant sales, declining operating profit or operating losses to be primary indicators of potential asset impairment. Assets are grouped and evaluated for impairment at the lowest level for which there is identifiable cash flows, primarily at the individual restaurant level. When indicators of potential impairment are present, the carrying values of the assets are evaluated in relation to the operating performance and estimated future undiscounted cash flows of the underlying restaurant. If a forecast of undiscounted future operating cash flows directly related to the restaurant is less than the carrying amount of the restaurant’s long-lived assets, the carrying amount is compared to fair value. An impairment loss is measured as the amount by which the carrying amount of the restaurant’s long-lived assets exceeds its fair value, and the charge is taken against results of operations. Fair value is an estimate based on a net present value model, which discounts projected free cash flows at a computed weighted average cost of capital as the discount rate (Level 3 in the three-tier fair value hierarchy).

The projected free cash flows used in calculating estimated fair value involve a significant amount of judgment and include our best estimates of expected future comparable sales and operating performance for each restaurant.

As further discussed in Note 12, Impairment Charges, we recorded an impairment charge of $2.6 million ($2.4 after-tax) and $1.2 million ($0.7 million after-tax) during fiscal years 2012 and 2010, respectively, related to the write-down of property and equipment to estimated fair value at certain of our restaurants. No such charges were incurred during fiscal year 2011.

Accounting for Goodwill and Intangibles - Goodwill consists of the cost of an acquired business in excess of the fair value of net assets acquired, using the purchase method of accounting. Goodwill and other intangible assets deemed to have indefinite lives are not amortized and are subject to annual impairment tests. Intangible assets deemed to have definite lives are amortized over their estimated useful lives.

We review goodwill and other indefinite-lived intangible assets annually for impairment or more frequently if indicators of impairment exist. The goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit’s fair value to its carrying value. If the carrying value of the reporting unit is greater than its fair value, there is an indication that impairment may exist, and the second step must be performed to measure the amount of impairment loss. The purpose of the second step is only to determine the amount of goodwill that should be recorded on the balance sheet. We evaluate goodwill at the reporting unit level using an estimation of fair value based upon (1) an analysis of discounted cash flow projections (income approach) and (2) an analysis of cash flows of the reporting unit using market-derived earnings multiples of similar restaurant businesses that were bought and sold within a reasonable time frame to our own evaluation (market approach). The second step, if required, involves an analysis reflecting the allocation of fair value determined in the first step (as if it was the purchase price in a business combination). If the calculated fair value of the goodwill resulting from this allocation is lower than the carrying value of the goodwill in the reporting unit, the difference is reflected as a non-cash impairment loss. The recorded amounts of other items on the balance sheet are not adjusted.

As further discussed in Note 12, Impairment Charges, during fiscal year 2010, we recorded impairment charges of $11.1 million ($7.3 million after-tax), related to the write-down of goodwill allocated to the Benihana reporting unit to its implied fair value as determined by step two of the goodwill impairment test.

The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite lived intangible assets and included in other assets in the accompanying consolidated balance sheets. We review premiums on liquor licenses for impairment annually or more frequently if impairment indicators exist. We performed our assessment for possible impairment during fiscal years 2012, 2011 and 2010 and no impairment charges resulted from the impairment tests.

Other intangible assets include lease acquisition costs, computer software costs obtained for internal use and reacquired franchise rights. These intangible assets are classified as other assets, net in the accompanying consolidated balance sheets. Lease acquisition costs are amortized over the remaining life of the acquired lease. Capitalized computer software costs were amortized over three years. Reacquired franchise rights are amortized over the remaining term of purchased rights. Deferred financing costs are amortized over the remaining term of the Amended and Restated Credit Agreement. Amortization of intangibles totaled $0.6 million, $2.7 million and $1.3 million during fiscal years 2012, 2011 and 2010, respectively.

Estimated amortization expense over the estimated remaining life of intangible assets is as follows (in thousands):

Fiscal year:
2013	$554
2014	512
2015	125
2016	80
2017	75
Thereafter	34
Total	$1,380

Self-Insurance - We are self-insured for certain losses, principally related to health, workers’ compensation and general liability exposure, and we maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid, both reported and unreported, as of the balance sheet date. We utilize estimates of expected losses, based on statistical and actuarial analyses, to validate our self-insurance liability on a quarterly basis.

Revenue Recognition - Revenues from food and beverage sales are recognized as products are sold. We sell gift cards to guests in our restaurants and through our websites. Proceeds from the sale of gift cards are deferred until the revenue recognition criteria have been met, generally upon redemption. Gift card breakage is recorded when the likelihood of the redemption of the gift cards becomes remote, which is based on historical redemption patterns. Initial franchise fees are recorded as income when substantially all of our material obligations under the franchise agreement are satisfied, which generally coincides with the opening of the franchised restaurants. Continuing royalties, which are based upon a percentage of each franchised restaurant’s gross revenues, are recognized as income when earned. Sales taxes collected from guests and remitted to governmental authorities are presented on a net basis within sales in the accompanying consolidated statements of earnings.

Accounting for Leases - Rent expense for our operating leases, which generally have escalating rentals over the term of the lease, is recorded on a straight-line basis over the lease term. Generally, the lease term commences on the date when we become legally obligated for the rent payments or as specified in the lease agreement. Recognition of rent expense begins when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of most of our leases. The difference between rent expense and rent paid is recorded as a deferred rent obligation and is included in the accompanying consolidated balance sheets. Percentage rent expense is generally based upon sales levels and is accrued at the point in time we determine that it is probable that the sales levels will be achieved. Leasehold improvements are amortized on the straight-line method over the shorter of the estimated life of the asset or the same expected lease term used for lease accounting purposes. Leasehold improvements paid for by the lessor are recorded as leasehold improvements and deferred rent.

Depreciation and Amortization - Depreciation and amortization are computed by the straight-line method over the estimated useful life (buildings - 30 years; restaurant furniture, fixtures and equipment - 8 years; office equipment - 8 years; personal computers, software and related equipment - 3 years; and leasehold improvements - lesser of the expected lease term used for lease accounting purposes or their useful lives). Depreciation expense associated with property and equipment totaled $19.4 million, $19.6 million and $19.1 million for fiscal years 2012, 2011 and 2010, respectively.

Restaurant Opening Costs - Restaurant opening costs include costs to recruit and train hourly restaurant employees, wages, travel and lodging costs for our opening training team and other support employees, costs for practice service activities and straight-line minimum base rent during the restaurant preopening period for accounting purposes. We expense restaurant opening costs as incurred.

Advertising - Advertising costs are expensed as incurred. Advertising costs were $7.2 million, $6.8 million and $6.9 million in fiscal years 2012, 2011 and 2010, respectively, and are included in restaurant operating expenses in the accompanying consolidated statements of earnings.

Stock-Based Compensation - Compensation costs related to share-based payments to employees, including grants of employee and director stock options and restricted stock awards, are recognized in the financial statements based on their fair values. The amount of compensation cost will be measured based on the fair market value on the stock option grant date. Compensation cost is recognized over the period that an employee provides service for that award, resulting in charges to earnings. We use the Black-Scholes option pricing model in measuring fair value, which requires the input of subjective assumptions. These assumptions include the risk-free interest rate, an expectation of the dividend yield, estimating the length of time employees will retain their vested stock options before exercising them (expected term), the volatility of our stock price over the expected term and the number of options that will ultimately not complete their vesting requirements (forfeitures). The following summarizes assumptions used in estimating the fair value of option grants:

	Fiscal Year
	2012	2011	2010
Risk free interest rate	1.8%	2.7%	3.9%
Expected dividend yield	2.8%	-	-
Expected term	3 years	3 years	3 years
Expected volatility	62.5%	78.6%	74.6%

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for the expected term of the option. The expected dividend yield is based on our history and expectation of dividend payments. The expected term is based on the period of time the options are expected to be outstanding. The volatility factor is based on historical monthly price observations of the underlying shares over the expected term of the option as we have no reason to believe that future volatility over the expected term is likely to differ from historical volatility. Forfeitures are expected not to be significant.

The amount of compensation cost related to restricted stock awards is based on the fair market value of the restricted stock award on the award date as determined by the fair market value of the underlying stock on the award date and the probability of attaining any applicable vesting criteria, including both time and market conditions. The compensation cost is recognized over the expected vesting period.

Tax benefits related to equity award grants that are in excess of the tax benefits recorded on our consolidated statements of earnings are classified as a cash inflow in the financing section of the accompanying consolidated statements of cash flows.

Earnings (Loss) Per Share – Basic earnings (loss) per common share is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding during each period. The diluted earnings (loss) per common share computation includes dilutive common share equivalents issued under our various stock option plans and conversion rights of Series B preferred stock. The components used in the computation of basic earnings (loss) per share and diluted earnings (loss) per share for each fiscal year are shown below (in thousands):

	April 1,	March 27,	March 28,
	2012	2011	2010
	(53 weeks)	(52 weeks)	(52 weeks)
Net income (loss)	$3,997	$1,335	$(8,943)
Less: Accretion of preferred stock issuance costs and preferred stock dividends	(440)	(1,084)	(1,085)
Income (loss) for computation of basic earnings (loss) per share	3,557	251	(10,028)
Add: Accretion of preferred stock issuance costs and preferred stock dividends (Note 9)	-	-	-
Earnings (loss) for computation of diluted earnings (loss) per share	$3,557	$251	$(10,028)

Weighted average number of common shares in basic earnings (loss) per share	17,190	15,581	15,388
Effect of dilutive securities:
Stock options and warrants	49	31	-
Convertible preferred shares	-	-	-
Weighted average number of common shares and dilutive potential common shares used in diluted earnings (loss) per share	17,239	15,612	15,388

Due to the net loss attributable to common stockholders for fiscal year 2010, all potentially dilutive shares were excluded from the denominator of the earnings per share calculation as including such shares would have been anti-dilutive. Similarly, the numerator was not adjusted to add back any preferred stock issuance costs or preferred stock dividends as including such amounts would have been anti-dilutive. During fiscal years 2012, 2011 and 2010, stock options to purchase 210,000, 368,000 and 895,000 shares of common stock, respectively, were excluded from the calculation of diluted earnings per share due to their anti-dilutive effect.

Convertible preferred stock shall be assumed to have been converted at the beginning of the period and the resulting common shares shall be included in the denominator of diluted EPS. In applying the if-converted method, conversion shall not be assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. Convertible preferred stock is anti-dilutive whenever the amount of the dividend declared in or accumulated for the current period per common share obtainable upon conversion exceeds basic EPS. For fiscal years 2011 and 2010, conversion of the Series B preferred stock of 2.5 million and 3.2 million shares, respectively, was excluded from the calculations of diluted earnings per share due to its anti-dilutive effect. For fiscal year 2012, the impact of the actual conversion of the convertible preferred stock is fully included as shares outstanding in the calculation of basic and diluted earnings per share.

Income Taxes - We provide for federal and state income taxes currently payable as well as for those deferred because of temporary differences between reporting income and expenses for financial statement purposes versus tax purposes. We use the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled. Recognition of deferred tax assets is limited to amounts considered by us to be more likely than not of realization in future periods.

A tax benefit claimed or expected to be claimed on a tax return is recorded from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority.

Other Comprehensive Income (Loss) - For fiscal years 2012, 2011 and 2010, the only component of other comprehensive income (loss) is the net unrealized gains (losses) on our investments classified as available for sale.

Segment Reporting - Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. We have determined that our reportable segments are those that are based on our methods of internal reporting and management structure, which is based upon our restaurant concepts. Accordingly, our reportable segments are based on restaurant concept.

There were no material amounts of revenues or transfers between reportable segments. Revenues from external guests are derived principally from food and beverage sales. We do not rely on any major guests as a source of revenue. For each of fiscal years 2012, 2011 and 2010, franchise revenues attributed to foreign countries totaled approximately $0.4 million.

Recently Issued Accounting Standards - In May 2011, the Financial Accounting Standards Board (FASB) issued an amendment to the fair value measurements guidance. The amendment provides guidance and clarification about the application of existing fair value measurements and disclosure requirements. The amendment became effective on January 3, 2012, the beginning of our fourth fiscal quarter. The adoption of this standard will require expanded disclosures in the notes to the consolidated financial statements but will not impact our consolidated financial position or results of operations.

In June 2011, the FASB issued a new accounting standard on the presentation of comprehensive income. The new standard requires the presentation of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. We will adopt this new presentation standard as of the beginning of fiscal year 2013. The adoption of this standard will only impact the presentation of our financial statements and will not impact our consolidated financial position or results of operations.

In September 2011, the FASB issued guidance which will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment. We will adopt this guidance in the third quarter of fiscal year 2013, which coincides with our fiscal year 2013 annual goodwill impairment test. We do not expect this guidance to have a material impact on our consolidated financial position or results of operations.